UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 13, 2003

CYGNUS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-18962	94-2978092

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Penobscot Drive, Redwood City, California	94063-4719

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code	(650) 369-4300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

Exhibit Number

99.1	Press Release by Cygnus, Inc. dated November 13, 2003 referred to in Item 5 above.

Item 12. Results of Operations and Financial Condition.

     On November 13, 2003, Cygnus, Inc. (“Cygnus”) issued an earnings release announcing its financial results for the quarter ended September 30, 2003. A copy of Cygnus’ earnings release is attached hereto as Exhibit 99.1.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNUS, INC

Date:	November 13, 2003	By:	/s/ Barbara G. McClung

Barbara G. McClung Senior Vice President and General Counsel

Exhibit Index

99.1	Press Release by Cygnus, Inc. dated November 13, 2003 referred to in Item 5 above.